UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2020 (May 27, 2020)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01      OTHER EVENTS

(a)

On May 27, 2020, Boston Omaha Corporation (the “Company”) issued a press release announcing its intent to commence an underwritten public offering. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

(b)

In connection with the proposed public offering described above, the Company updated its risk factor describing the impact of the recent COVID-19 pandemic with the disclosure below and supplementing the risk factors described in Item 1A Risk Factors of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its Form 8-K as filed with the Commission on April 13, 2020 (the “Periodic Reports”). The information in this Current Report on Form 8-K, including the risk factor disclosure below, should be read in conjunction with the other risk factors described in the Periodic Reports.

“The current outbreak of the novel coronavirus, or COVID-19, has had an adverse effect, and may in the future have a material adverse effect, on our business, financial performance and condition, operating results, cash flows and prospects. Further, the spread of the COVID-19 outbreak has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.

In December 2019, a novel strain of coronavirus (COVID-19) was reported to have surfaced in Wuhan, China. COVID-19 has since spread globally, including to every state in the United States. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19.

The outbreak of COVID-19 has severely impacted global economic activity and caused significant volatility and negative pressure in financial markets. The global impact of the outbreak has been rapidly evolving and many countries, including the United States, have reacted by instituting a wide variety of control measures, including states of emergency, mandatory quarantines and required business and school closures, as well as implementing "shelter in place" orders and restricting travel. The outbreak has triggered a period of material global economic slowdown and dramatic increases in unemployment rates, and many experts consider the global economy to be in recession.

As described under “Recent Developments – Impact of the COVID-19 Pandemic on our Business” under the heading “Prospectus Supplement Summary” in this prospectus supplement, COVID-19 has disrupted our business and had an adverse effect on our business, financial performance and condition, operating results and cash flows, and may in the future have a material adverse effect and cause disruption to our business, financial performance and condition, operating results, cash flows and prospects. Factors that have negatively impacted our ability to successfully operate during COVID-19 include:

●	Lessened demand for billboards, surety insurance and internet delivery to homes and businesses may materially impact our revenues;

●	Anticipated material increases in claims by landlords due to defaults by tenants on surety bonds we issued and increased reserves for losses due to the adverse changes in the economy;

●	Our suspension in issuing rental surety bonds, which accounted for 51% of our written premium in the quarter ended March 31, 2020;

●

Decrease in the market value of our investments in publicly-held securities, which was $59.6 million as of March 31, 2020 and reflects an unrealized loss of $24.7 million in the quarter ended March 31, 2020;

●

Anticipated decreases in revenues and operating income of our minority ownership investments, and any operating losses incurred by our investments in Logic and DFH would be incurred as a non-operating expense on our income statement and would be significant;

●	Certain accounts receivable in our business may be more difficult to collect during the pandemic and thereafter;

●	The risk of loss of the continued service and availability of personnel, including our management, and our ability to recruit, attract and retain skilled personnel;

●	Our ability to ensure business continuity may be adversely affected if our continuity of operations plan is not effective or improperly implemented or deployed during a disruption; and

●

We may experience difficulty accessing debt and equity capital on attractive terms, or at all, which may affect our access to capital necessary to fund business operations, delay or prevent future acquisitions and adversely affect our ability to address maturing liabilities.

The outbreak of COVID-19 has had an adverse effect, and may in the future have a material adverse effect, on our business, financial performance and condition, operating results, cash flows and prospects. However, the significance, extent and duration of such impact remain largely uncertain and dependent on future developments that cannot be accurately predicted at this time, such as the continued severity, duration, transmission rate and geographic spread of COVID-19 in the United States and other regions in which we operate, the extent and effectiveness of the containment measures taken, and the response of the overall economy, the financial markets and the population, particularly in areas in which we operate, once the current containment measures are lifted.

The rapid development and fluidity of this situation preclude any prediction as to the ultimate adverse impact of COVID-19. As a result, we cannot provide an estimate of the overall impact of the COVID-19 pandemic on our business. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our business, financial performance and condition, operating results and cash flows.”

(c)	Subsequent to March 31, 2020, the Company has sold an additional 40,455 shares of its Class A common stock sold in its at the market offering program.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)                    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit

Number           Exhibit Title

99.1                 Press Release issued by Boston Omaha Corporation on May 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant) By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date:  May 27, 2020